UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 15, 2004


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                     1-5721                     13-2615557
           (Commission File Number) (IRS Employer Identification No.)

                 315 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10010
               (Address of Principal Executive Offices) (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The  information  set forth in the press  release  issued by  Leucadia  National
Corporation  on  October  18,  2004,   attached   hereto  as  Exhibit  99.1,  is
incorporated herein by reference.

Item 9.01(c).  Exhibits.

Exhibit No.       Description

99.1      Press Release issued by Leucadia  National  Corporation on October 18,
          2004

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2004

                                         LEUCADIA NATIONAL CORPORATION

                                         /s/ Joseph A. Orlando
                                             ------------------------
                                             Name:  Joseph A. Orlando
                                             Title: Vice President and Chief
                                                    Financial Officer